UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 14, 2006, the Board of Directors of Northern Trust Corporation (the “Corporation”) elected Nicholas D. Chabraja as a director of the Corporation and The Northern Trust Company, the Corporation’s principal subsidiary (the “Bank”), effective January 1, 2007.

Mr. Chabraja, age 64, is the Chairman and Chief Executive Officer of General Dynamics Corporation (a defense and other technology products manufacturer), a position he has held since 1997. He currently serves as a director of General Dynamics Corporation and Ceridian Corporation (a payroll, tax processing, and benefits administration company). General Dynamics is a client of the Bank and since January 1, 2006 has paid approximately $2.07 million to the Bank for credit product, trust/custody, securities lending, and related services.

A copy of the Corporation’s press release announcing Mr. Chabraja’s election is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On November 14, 2006, the Board of Directors of the Corporation adopted an amendment to the Corporation’s By-laws. A copy of the By-laws, as amended, is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

The amendment to Article III of the Corporation’s By-laws changes the provisions with respect to the Executive Committee of the Board of Directors. The amendment deletes the specific duties of the Committee from the By-laws and instead provides that the Committee shall perform such functions as the Board directs it to perform, as set forth in a Committee charter adopted by the Board.

The amendment took effect upon adoption by the Board of Directors.

Item 8.01. Other Events.

On November 14, 2006, the Board of Directors of the Corporation amended the Corporation’s Corporate Governance Guidelines. A copy of the Corporate Governance Guidelines, as amended, is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

The principal changes effected by the amendments to the Corporate Governance Guidelines were to: (i) require a director who resigns or is terminated from the primary position which the director held when elected to the Board to tender his or her resignation, effective only upon the Board’s acceptance of the resignation; (ii) clarify when a director’s resignation will become effective; (iii) clarify the factors that the Board may consider in deciding whether to accept a director’s tendered resignation upon the director’s failure to receive a majority of the votes in an uncontested election of directors; and (iv) reflect that all Board committees will have a charter approved by the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	By-laws, as amended through November 14, 2006

99.1	Press Release, dated November 14, 2006, announcing Mr. Chabraja’s election as a director, effective January 1, 2007

99.2	Corporate Governance Guidelines, as amended through November 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION (Registrant)

Date: November 17, 2006	By:	/s/ William A. Osborn
William A. Osborn
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	By-laws, as amended through November 14, 2006

99.1	Press Release, dated November 14, 2006, announcing Mr. Chabraja’s election as a director, effective January 1, 2007

99.2	Corporate Governance Guidelines, as amended through November 14, 2006